Exhibit 10.12

REVCO LEASING

Date 10/20/2010

Revco
3244 South 300 West
Salt Lake City, Utah 84115
Phone (801) 487-6878 Fax (801) 486-7439

Lease Number
02ZYTTE-1

Insurance Provider: Fred A. Moreton, Co.
Address: 709 E. South Temple
City,State,Zip: SLC, UT 84102
Phone: 801-715-7035

From: Zyto Technologies, Inc
Full Legal Name
387 S 520 W #200
Billing Address
Lindon UT 84042
City State Zip

EQUIPMENT

Quantity	Description	Serial No.
1 Each	Sharp MX-4101N Digital Imager	
1 Each	Sharp MX-DEX9 Paper Feed Desk	
1 Each	Sharp MX-FXX2 Fax Expansion	
1 Each	Sharp MX-FN10 Finisher	
1 Each	Sharp MX-PKX1 Post Script Kit	

We have entered into a Lease Agreement with Revco Leasing Company at the address shown above for the following equipment shown on the left.

This is a net lease and we are responsible to provide All-Risk Insurance Coverage on the leased equipment. Please see that we have proper coverage, and send a copy of the policy to Revco Leasing Company naming them as the additional insured.

If there is any delay in issuing the request policy, please send written confirmation that the insurance is in effect and that the policy or other evidence of coverage will be sent at an early date. Your prompt attention to this matter will be appreciated.

Regards,

ZYTO Corp
Name of Lessee

By

Note: Please insert the correct name and mailing address of your agent in the space provided above. Revco Leasing Company will send this letter to your agent.

Equipment Lease Agreement

REVCO LEASING

Revco Leasing Company, LLC
3244 South 300 West
Salt Lake City, Utah 84115

Phone (801) 487-6878 Fax (801) 486-743

Lease Number

02ZYTTE-1

SUPPLIER

Les Olson Company
3244 South 300 West
Salt Lake City, Utah 84115

LESSOR

Revco Leasing Company, LLC
3244 South 300 West
Salt Lake City, Utah 84115

Acceptance By Lessor: Revco Leasing Company, LLC

Signature: ______________________ Date: __________

Acceptance By Lessor: Revco Leasing Company, LLC

Signature: ______________________ Date: __________

EQUIPMENT

Quantity	Description	Serial No.
1 Each	Sharp MX-4101N Digital Imager	
1 Each	Sharp MX-DEX9 Paper Feed Desk	
1 Each	Sharp MX-FXX2 Fax Expansion	
1 Each	Sharp MX-FN10 Finisher	
1 Each	Sharp MX-PKX1 Post Script Kit	

☐ See attached schedule for additional Equipment

DELIVERY AND ACCEPTANCE

The undersigned hereby certifies that all the equipment described in the equipment lease between Revco and the undersigned has been furnished, that delivery and installation of this equipment has been fully completed as required, with the delivery date being the date of this certificate, and that it has been accepted by the undersigned as satisfactory. Further, all conditions, and terms of said equipment lease have been reviewed and acknowledged.

Signature: Kami Howard (signature)

Print Name: Kami Howard

Title: CFO

Date: 10-21-10

LESSEE

Zyto Technologies, Inc
Full Legal Name | DBA

387 S 520 W #200
Billing Address

Lindon | UT | 84042
City | State | ZIP

Contact | Phone

EQUIPMENT LOCATION, IF OTHER THAN ADDRESS OF LESSEE

LEASE TRANSACTION TERMS

60 Payments of $357.98 | Commencement Date 10/20/2010

Use Tax $24.16 | Term 60 months

Total Payments $382.14 | Billing Period Monthly

The following additional payments are due on the date this Agreement is signed by the Lessee:

Advance Payment $1,146.42

Document Fee and UCC Filing Fee $75.00 (included on first invoice)

Zyto Technologies, Inc agrees to pay the property tax that is billed annually

END OF LEASE OPTIONS

Lessee shall have the following option at the end of the original term, provided all payments have been made and no event of default under the lease has occurred.

1. Purchase the equipment for fair market value.
2. Renew the lease.
3. Return the equipment as provided in Paragraph 14 of this lease agreement
4. Opportunity to upgrade.
5. Other:

LESSEE SIGNATURE

You agree to all of the Terms and Conditions contained in both sides of this Equipment Lease Agreement, and in any attachments to same (all of which are included by reference) and become part of this Agreement. You acknowledge to have read and agreed to all the Terms and Conditions and understand that this is a non-cancelable Lease for the full term shown above.

By: X Kami Howard (signature)
Signature of Authorized Signer

Name: X Kami Howard
Please Print

Title: CFO

Date: 10-21-10 Fed Tax ID 34-1997382

PERSONAL GUARANTY

The undersigned guarantor jointly and severally unconditionally guarantee the prompt payment when due of each monthly rental payment due and payable under the foregoing Lease Agreement. To enforce the liability of guarantor hereunder, Lessor shall not be required, first to (a) give guarantor notice of Lessee's default, (b) repossess the equipment or (c) attempt to enforce the liability of Lessee under the Lease Agreement. Lessor may from time to time accept late payments of rental and may extend the terms of this Lease Agreement without defeating or diminishing this continuing guaranty. This is a guarantee of payment and not of collection.
The Guarantor acknowledge that execution of this guarantee is a material part of the consideration upon which Lessor relies in consummating this Lease Agreement and that this guarantee is executed as an inducement to the Lessor to consummate the Lease Agreement.

1.1. N/A
Printed Name | Social Security #

Home Address | Home Phone #

City, State and Zip

Signature

TERMS AND CONDITIONS

1. LEASE. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the personal property described above upon the terms and conditions set forth herein (such property together with all replacements, repairs and additions incorporated therein or affixed thereto being referred to herein as "Equipment"). [Additional terms continued on reverse side]

THIS LEASE CANNOT BE CANCELED (Additional terms continued on the reverse side